CADRE LIQUID ASSET FUND -- U.S. GOVERNMENT SERIES
CADRE LIQUID ASSET FUND -- MONEY MARKET SERIES
CADRE AFFINITY FUND -- U.S. GOVERNMENT SERIES
CADRE AFFINITY FUND -- MONEY MARKET SERIES
SWEEPCASH U.S. GOVERNMENT MONEY MARKET FUND
SWEEPCASH MONEY MARKET FUND
CADRE RESERVE FUND -- U.S. GOVERNMENT SERIES
CADRE RESERVE FUND -- MONEY MARKET SERIES

(SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST)

           STATEMENT OF ADDITIONAL INFORMATION DATED January 31, 2005

      Cadre Institutional Investors Trust (the "Trust") is a diversified, open-end, management investment company. Cadre Liquid Asset Fund -- U.S. Government Series, Cadre Liquid Asset Fund -- Money Market Series, Cadre Affinity Fund -- U.S. Government Series, Cadre Affinity Fund -- Money Market Series, SweepCash U.S. Government Money Market Fund, SweepCash Money Market Fund, Cadre Reserve Fund -- U.S. Government Series and Cadre Reserve Fund -- Money Market Series (each, a "Fund" and collectively, the "Funds") are separate series of the Trust. The Funds are money market funds which seek to maintain stable net asset values of $1.00 per share. The Funds seek high current income, consistent with preservation of capital and maintenance of liquidity. See "Investment Policies and Practices." Cadre Liquid Asset Fund -- Money Market Series, Cadre Affinity Fund - Money Market Series, SweepCash Money Market Fund and Cadre Reserve Fund - Money Market Series (collectively, the "Money Market Funds") pursue their investment objectives by investing all of their investable assets in the Money Market Portfolio (the "Money Market Portfolio"), a separate series of the Trust that has the same investment objective and substantially the same investment policies as the Money Market Funds. Cadre Liquid Asset Fund -- U.S. Government Series, Cadre Affinity Fund -- U.S. Government Series, SweepCash U.S. Government Money Market Fund and Cadre Reserve Fund -- U.S. Government Series (collectively, the "Government Money Market Funds") pursue their investment objectives by investing all of their investable assets in the U.S. Government Money Market Portfolio (the "Government Money Market Portfolio"), another separate series of the Trust that has the same investment objective and substantially the same investment policies as the Government Money Market Funds. PFM Asset Management LLC (the "Investment Adviser") serves as the investment adviser of the Money Market Portfolio and the Government Money Market Portfolio (each, a "Portfolio" and collectively, the "Portfolios".) See "Investment Advisory Arrangements."

      Shares of the Funds are offered for sale on a no-load basis. No sales commissions or other charges are imposed upon the purchase or redemption of shares. No minimum initial investment in the Funds is required, except in the case of Cadre Reserve Fund - Money Market Series and Cadre Reserve Fund - U.S. Government Series, each of which has a minimum initial investment requirement of $1 million. See "Purchasing Shares."

      See "Determination of Net Asset Value."

----------------------------------------------------------------

Information about the Funds is set forth in the Prospectus for each Fund dated January 31, 2005 (each, a "Prospectus" and collectively, the "Prospectuses"), which provide the basic information you should know before investing. The Prospectuses may be obtained without charge by writing to the Distributor at PFM Fund Distributors, Inc., at 905 Marconi Avenue, Ronkonkoma, NY 11779 or by calling 1-800-221-4524. This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectuses. It is intended to provide you with additional information regarding the activities and operations of the Funds and the Trust, and should be read in conjunction with the Prospectuses.

                                TABLE OF CONTENTS

                                                                          Page

INVESTMENT POLICIES AND PRACTICES..........................................1
INVESTMENT RESTRICTIONS ...................................................5
PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................7
PURCHASING SHARES .........................................................8
SHAREHOLDER ACCOUNTS ......................................................12
REDEEMING SHARES...........................................................13
EXCHANGE PRIVILEGE ........................................................13
DETERMINATION OF NET ASSET VALUE...........................................14
TAXES......................................................................15
INVESTMENT ADVISORY AND OTHER SERVICES.....................................16
TRUSTEES AND OFFICERS .....................................................23
COMPENSATION TABLE ........................................................25
TRUSTEE INTEREST IN THE FUND...............................................27
EXPENSES...................................................................26
PERFORMANCE INFORMATION ...................................................26
GENERAL INFORMATION .......................................................27

                        INVESTMENT POLICIES AND PRACTICES

      The Money Market Funds pursue their investment objectives by investing all of their investable assets in the Money Market Portfolio, a separate series of the Trust that has the same investment objective and substantially the same policies as the Money Market Funds. The Government Money Market Funds pursue their objectives by investing all of their investable assets in the Government Money Market Portfolio, another separate series of the Trust that has the same investment objective and substantially the same investment policies as the Government Money Market Funds. Each of the Money Market Portfolio and the Government Money Market Portfolio (each, a "Portfolio" and collectively, the "Portfolios") has elected to be treated as a diversified investment company. The sections below provide additional information regarding the types of investments that may be made by each Portfolio and the investment practices in which each Portfolio may engage. The investment objectives and general investment policies of a Fund and the applicable Portfolio are described in each Fund's Prospectus.

      Each of the Funds may withdraw its investment from the applicable Portfolio at any time if the Board of Trustees of the Trust (the "Board of Trustees") determines that it is in the best interest of the Fund to do so. Upon any such withdrawal, a Fund's assets would either be invested in another investment fund having the same investment objective and substantially the same investment policies as the Fund or be directly invested in securities in accordance with the investment policies described below with respect to the applicable Portfolio. The approval of the investors in a Portfolio would not be required to change that Portfolio's investment objective or, except as otherwise stated in the Prospectuses or this Statement of Additional Information, any of a Portfolio's investment policies or restrictions.

      The following information supplements the discussion of investment objectives and policies of the Funds and the Portfolios found under Investment Objectives and Policies in each Fund's Prospectus.

      Treasury, Government and Agency Securities. Each Portfolio invests in short-term debt securities that are issued or guaranteed by the U.S. government or an agency or instrumentality of the U.S. government ("Government Securities"). These securities include obligations issued by the U.S. Treasury ("Treasury Securities"), including Treasury bills, notes and bonds. These are direct obligations of the U.S. government and differ primarily in their rates of interest and the length of their original maturities. Treasury Securities are backed by the full faith and credit of the U.S. government. Government Securities include Treasury Securities as well as securities issued or guaranteed by the U.S. government or its agencies and instrumentalities ("Agency Securities"). As described in the Prospectuses, Agency Securities are in some cases backed by the full faith and credit of the U.S. government. In other cases, Agency Securities are backed solely by the credit of the issuing governmental agency or instrumentality. Certain issuers of Agency Securities have the right to borrow from the U.S. Treasury, subject to certain conditions. Government Securities purchased by a Portfolio may include variable and floating rate securities, which are described in the Prospectuses.

      Bank Obligations (Money Market Portfolio Only). Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Money Market Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending upon the principal amount of the CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

      Repurchase Agreements. As discussed in the Prospectuses, the Portfolios may enter into repurchase agreements. A repurchase agreement, which may be viewed as a type of secured lending by a Portfolio, involves the acquisition by the Portfolio of a security from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities that are purchased by the Portfolio through repurchase agreements are not subject to any limitation as to maturity. A Portfolio may enter into repurchase agreements maturing in more than seven days. However, a Portfolio may not enter into such a repurchase agreement if, as a result, more than 10% of the value of its net assets would be invested in (i) repurchase agreements under which the Portfolio does not have the right to obtain repayment in seven days or less, and (ii) in the case of the Money Market Portfolio, which may purchase illiquid investments, other illiquid investments.

      Because repurchase agreements involve certain risks not associated with direct investment in securities, the Trust follows procedures designed to minimize these risks. These procedures include requirements that the Investment Adviser effect repurchase transactions only with banks or primary dealers designated as such by the Federal Reserve Bank of New York, and that the bank or dealer has been determined by the Investment Adviser to present minimal credit risk in accordance with guidelines established and monitored by the Board of Trustees. In addition, the collateral underlying a repurchase agreement is required to be held by the Trust's custodian or another custodian agreed to by the Trust and the counterparty in a segregated account on behalf of the respective Portfolio. The collateral is marked to market daily and required to be maintained in an amount at least equal to the repurchase price plus accrued interest. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate the collateral. However, the exercise of the Trust's right to liquidate collateral could involve certain costs or delays and, to the extent that the proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, a Portfolio will suffer a loss.

      When-Issued and Delayed Delivery Securities. As noted in the Prospectuses, the Portfolios may purchase and sell securities on a when-issued or delayed delivery basis. These transactions arise when a Portfolio purchases or sells a security, with payment and delivery taking place in the future beyond the normal settlement period. A transaction of this type will be effected in order to secure for the Portfolio an attractive price or yield at the time of entering into the transaction. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If a Portfolio remains fully invested at a time during which when-issued or delayed delivery purchases are outstanding, such purchases will result in a form of leverage. When a Portfolio enters into purchase transactions of this type, the Trust's custodian maintains, in a segregated account for the Portfolio, cash and debt obligations held by the Portfolio and having a value equal to or greater than the Portfolio's purchase commitments. When a Portfolio has sold a security on a when-issued or delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the counterparty fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. When a Portfolio enters into a sales transaction of this type, the Trust's custodian segregates the securities sold on a delayed delivery basis to cover the Portfolio's settlement obligations.

      Asset-Backed Commercial Paper (Money Market Portfolio Only). Asset-backed commercial paper may be purchased by the Money Market Portfolio. Repayment of this type of commercial paper is intended to be obtained from an identified pool of assets, including automobile receivables, credit-card receivables and other types of assets. Asset-backed commercial paper is issued by a special purpose entity (usually a corporation) that has been established for the purpose of issuing the commercial paper and purchasing the underlying pool of assets. The issuer of commercial paper bears the direct risk of prepayment on the receivable constituting the underlying pool of assets. Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees and over-collateralization.

      Participation Interests (Money Market Portfolio Only). The Money Market Portfolio may purchase from financial institutions participation interests in securities of the type in which the Portfolio may directly invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by Government Securities, or, in the case of unrated participation interests, the Investment Adviser must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Illiquid Investments. The Money Market Portfolio may invest up to 10% of its net assets in illiquid investments, including repurchase agreements having maturities of more than seven days. The Government Money Market Portfolio may not purchase any illiquid securities, except that it may invest up to 10% of its net assets in repurchase agreements maturing in more than seven days. Illiquid investments may include restricted securities which are issued in private placement transactions and may not be resold without registration under the Securities Act of 1933 (the "1933 Act") or an applicable exemption from such registration. The absence of a trading market for illiquid securities can make it difficult to ascertain a market value for those investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible to sell them promptly at an acceptable price. Restricted securities eligible for resale in exempt transactions pursuant to Rule 144A under the 1933 Act will not be considered to be illiquid if the securities have been determined to be liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees.

      Investment Characteristics. In managing each Portfolio, the Investment Adviser attempts to balance the Portfolio's goal of seeking high income with its goal of seeking to preserve capital. For this reason, a Portfolio does not necessarily invest in securities offering the highest available yields. The maturities of the securities purchased by a Portfolio and a Portfolio's average portfolio maturity will vary from time to time as the Investment Adviser deems consistent with that Portfolio's investment objective, which is the same as the investment objective of the Funds investing in that Portfolio, and the Investment Adviser's assessment of risks, subject to applicable limitations on the maturities of investments and dollar-weighted average portfolio maturity.

      When market rates of interest increase, the market value of debt obligations held by a Portfolio will decline. Conversely, when market rates of interest decrease, the market value of obligations held by a Portfolio will increase. Debt obligations having longer maturities generally pay higher rates of interest, but the market values of longer term obligations can be expected to be subject to greater fluctuations from general changes in interest rates than shorter term obligations. These changes will cause fluctuations in the amount of daily dividends of a Portfolio and thus of a Fund as well, and, in extreme cases, changes in interest rates could cause the net asset value per share of a Fund to decline. See "Determination of Net Asset Value." In the event of unusually large redemption demands, securities may have to be sold at a loss prior to maturity or a Fund or a Portfolio may have to borrow money and incur interest expense. The Investment Adviser seeks to manage investment risk by purchasing and selling investments for the Portfolios consistent with its best judgment and expectations regarding anticipated changes in interest rates. However, there can be no assurance that the Funds or the Portfolios will achieve their investment objectives.

      Investment Ratings (Money Market Portfolio Only). Commercial paper purchased by the Money Market Portfolio must at the time of purchase meet certain ratings requirements, as described in the Prospectuses. The rating categories that satisfy these ratings requirements which have been established by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch, Inc. ("Fitch") are as follows:

      Commercial Paper Ratings:

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

      The rating Fitch-1+ (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1+ is regarded as having the strongest degree of assurance for timely payment.

      Changes in Ratings. After a security is purchased, it may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require an immediate sale of such security by a Portfolio provided that, when a security ceases to be rated, the Board of Trustees determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board of Trustees finds that the sale of the security would not be in the Portfolio's best interest.

                             INVESTMENT RESTRICTIONS

      The Funds and the Portfolios are subject to a variety of investment restrictions. Certain of these restrictions are deemed fundamental, and may not be changed without the approval of the holders of a majority of a Fund's or a Portfolio's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund or a Portfolio for this purpose means the lesser of (i) 67% of the shares of that Fund or that Portfolio represented at a meeting at which holders of more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio. Whenever there is a vote on a change in the fundamental restrictions of a Portfolio or in a policy of a Portfolio which cannot be changed without a shareholder vote, the Trust will hold meetings of shareholders of the Funds and any other investment fundsthat invest in that Portfolio and will vote each Fund's shares of a Portfolio as instructed by shareholders of that Fund. Each Fund's shares of a Portfolio will be voted for and against the proposed change in the same proportion as shares of that Fund are voted. As to shares of a Fund that are not voted by shareholders, the Fund will vote those shares in the same proportion as shares of that Fund's shareholders who give voting instructions are voted. Thus, shareholders of the Funds who do not vote will have no effect on the outcome of matters being voted upon by the Funds as investors in the Portfolio.

      Pursuant to their fundamental investment restrictions, the Funds and the Portfolios may not:

      (1) Purchase a security, other than a Government Security, if as a result of such purchase, more than 5% of the value of the Fund's or Portfolio's assets would be invested in the securities of any one issuer, or the Fund or Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer; provided that each Fund may invest all of its investable assets in another investment portfolio of the Trust or another fund that has the same investment objective and substantially the same investment policies as that Fund. (For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.)

      (2) Purchase a security, other than a Government Security, if as a result of such purchase 25% or more of the value of the Fund's or Portfolio's total assets would be invested in the securities of issuers engaged in any one industry; except that each of the Money Market Funds and the Money Market Portfolio may invest more than 25% of the value of its net assets in obligations of domestic banks, and provided that each Fund may invest all of its investable assets in another investment portfolio of the Trust or another fund that has the same investment objective and substantially the same investment policies as that Fund. The types of bank obligations in which the Money Market Funds and the Money Market Portfolio may invest include certificates of deposit, time deposits, bankers' acceptances and other obligations issued by domestic banks that are uninsured, direct obligations bearing fixed, floating or variable interest rates. The particular bank obligations in which the Money Market Funds and the Money Market Portfolio invest will be determined by the Investment Adviser based upon available yields and the credit-worthiness of the issuing bank.

      (3) Issue senior securities as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that the Funds and the Portfolios may borrow from banks for temporary extraordinary or emergency purposes (but not for investment) in an amount up to one-third of the value of their respective total assets (calculated at the time of the borrowing). Neither of the Funds nor any of the Portfolios may make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit a Fund or a Portfolio from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements.

      (4) Purchase or sell commodities or commodity contracts, or real estate or interests in real estate (including limited partnership interests), except that the Funds and the Portfolios, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers engaged in real estate activities and may purchase and sell securities secured by real estate or interests therein.

      (5) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, a Fund or a Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

      (6) Make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements.

      (7) Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

      (8) Pledge, hypothecate, mortgage or otherwise encumber a Fund's or a Portfolio's assets, except as may be necessary to secure permitted borrowings. (Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.)

      The Funds and the Portfolios have the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees, without a vote of shareholders. Under these restrictions, the Funds and the Portfolios may not:

      (1) Make investments for the purpose of exercising control or management of another company.

      (2) Participate on a joint or joint and several basis in any trading account in securities.

      (3) With respect to the Government Money Market Portfolio and the Government Money Market Funds, purchase any illiquid securities, except that they may invest in repurchase agreements maturing in more than seven days provided that a Fund or a Portfolio may not enter into such a repurchase agreement if more than 10% of the value of its net assets would, as a result, be invested in repurchase agreements under which the Fund or the Portfolio does not have the right to obtain repayment in seven days or less.

      (4) With respect to the Money Market Portfolio and each of the Money Market Funds, purchase any illiquid securities, including repurchase agreements maturing in more than seven days, if as a result more than 10% of the value of the Fund's or the Portfolio's net assets would be invested in illiquid securities and such repurchase agreements under which the Fund or the Portfolio does not have the right to obtain repayment in seven days or less.

      (5) Invest in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

      (6) Invest in warrants or rights.

      (7) Purchase the securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except insofar as each Fund may invest all of its investable assets in another portfolio of the Trust or another fund which has the same investment objective and substantially the same investment policies as that Fund.

      Unless otherwise specified, all percentage and other restrictions, requirements and limitations on investments set forth in this Statement of Additional Information, and those set forth in the Prospectuses, apply immediately after purchase of an investment, and subsequent changes and events do not constitute a violation or require the sale of any investment by a Portfolio or a Fund.


Portfolio Holdings Information

     The Trust does not disclose its portfolio holdings information to shareholders or other persons, unless such disclosure: (i) as of such date, has been disclosed to all investors, the Securities and Exchange Commission or on the Trust's website; (ii) is made to a service provider, or rating or ranking agency, as necessary, for the management and rating of the Trust; or (iii) is made with the advance written approval of the Chief Compliance Officer ("CCO") of the Trust. In connection with the arrangements described in (ii) and (iii) above, the recipient of the information must agree to maintain the confidentiality of the information provided and must also agree not to use the information for any purpose other than to facilitate the purpose for which it was provided. In connection with any arrangements approved by the CCO (as described in (iii) above), the CCO must report any such approvals and the rationale therefor to the Board of Trustees, at its next quarterly meeting.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Portfolios and for the selection of dealers to effect those transactions. Purchases of securities for the Portfolios will be made from issuers, underwriters and dealers. Sales of securities will be made to dealers and issuers. The Portfolios do not normally incur brokerage commissions on transactions in the types of securities in which they invest. These transactions are generally traded on a "net" basis, with dealers acting as principal in such transactions. However, the price at which securities are purchased from and sold to dealers will usually include a spread which represents a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter (an underwriting concession).

      In placing orders for the purchase and sale of investments for the Portfolios, the Investment Adviser gives primary consideration to the ability of dealers to provide the most favorable prices and efficient executions on transactions. If such price and execution are obtainable from more than one dealer, transactions may be placed with dealers who also furnish research services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. These research services may be of benefit to the Investment Adviser or its affiliates in the management of accounts of other clients, or the accounts of the Investment Adviser and its affiliated companies, and may not in all cases benefit the Funds or the Portfolios. While such services are useful and important in supplementing the Investment Adviser's own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

      The Investment Adviser serves as the investment adviser to other clients, including other series of the Trust, other investment funds and companies, and other institutional investors and follows a policy of allocating investment opportunities and purchase and sale transactions equitably among its clients. In making such allocations, the primary factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, and the availability of cash for investment. This procedure may have an adverse effect on a client, including the Portfolios, or the Funds, in a particular transaction, but is expected to benefit all clients on a general basis.

                                PURCHASING SHARES

      As described under "How to Buy Shares" in the Prospectuses, shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by PFM Fund Distributors, Inc., the distributor of the Funds' shares (the "Distributor"), or PFM Asset Management LLC, the Fund's Transfer Agent. Net asset value is computed once daily for each Fund, on each day on which the Federal Reserve Bank of New York is open (each, a "Business Day"). See "Determination of Net Asset Value."

     The following table shows the calculation of the net asset value/offering price of shares of the Funds as of September 30, 2004:

                                                                 Shares
                               Net Assets     Outstanding    Offering Price
                               ----------     -----------    --------------
Cadre Liquid Asset Fund -
   U.S. Government Series     $  9,129,781   $  9,129,781         $1.00
Cadre Liquid Asset Fund -
   Money Market Series          28,503,165     28,503,165         $1.00
Cadre Affinity Fund -
   U.S. Government Series        6,225,492      6,225,492         $1.00
Cadre Affinity Fund -
   Money Market Series           9,014,923      9,014,923         $1.00
SweepCash U.S. Government
   Money Market Fund                   N/A            N/A           N/A
SweepCash Money Market Fund            N/A            N/A           N/A
Cadre Reserve Fund -
   U.S. Government Series      133,687,666    133,687,666         $1.00
Cadre Reserve Fund -
   Money Market Series          83,065,536     83,065,536         $1.00

      Purchases by Check. Shares of the Funds may be purchased by check as described in the Prospectuses. If a check to purchase shares does not clear, the shares purchased may be redeemed by the Distributor and the investor will be responsible for any loss or expenses incurred by the Funds or the Distributor as a result of the redemption or non-clearance.

      Distribution Agreement for the Funds. The Distributor serves as the exclusive distributor of shares of the Funds, pursuant to a distribution agreement with the Trust dated as of February 13, 2004 (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Distributor is authorized to enter into selling agreements with securities dealers and other financial institutions for the distribution of shares. Shares of the Funds are available for purchase from the Distributor and from organizations which have entered into selling agreements. The Distributor may, from time to time, pay out of its fees to such dealers and institutions, in connection with sales or the distribution of shares of the Funds, material compensation or promotional incentives, in the form of cash or other compensation. Such compensation and incentives are not paid directly by any of the Funds and will not be an expense of the Funds.

      On February 13, 2004, the Investment Adviser and Distributor purchased the fund management and administration business of Cadre Financial Services, Inc. ("Cadre"), the former investment adviser of each Portfolio, and the fund distribution and fixed income investment business of Ambac Securities, Inc. ("Ambac Securities"), the former distributor of each Fund's shares (the "Transaction").

      The Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of the Investment Adviser or the Distributor, as defined by the 1940 Act (the "Independent Trustees"), approved the Distribution Agreement at a meeting held in person on December 17, 2003. The Distribution Agreement will remain in effect for an initial term of two years and may be continued in effect from year to year thereafter if approved annually by the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Distribution Agreement may be terminated at any time, without penalty, by either party upon 60 days' written notice and terminates automatically in the event of an "assignment" as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is required to bear all of the costs associated with distribution of shares of the Funds, including the incremental cost of printing prospectuses, annual reports and other periodic reports for distribution to prospective investors and the costs of preparing, distributing and publishing sales literature and advertising materials. Certain of the Funds are authorized to bear expenses relating to the distribution of shares or the servicing of shareholder accounts, pursuant to a Rule 12b-1 plan. See "Distribution Plan for Cadre Affinity Fund -- U.S. Government Series and Cadre Affinity Fund -- Money Market Series" and "Distribution Plan for SweepCash U.S. Government Money Market Fund and SweepCash Money Market Fund." In the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.

      The Distributor is a wholly-owned subsidiary of the Investment Adviser and is headquartered at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania 17101.

      Distribution Plan for Cadre Affinity Fund -- U.S. Government Series and Cadre Affinity Fund -- Money Market Series. The Trust has adopted a distribution plan (the "Distribution Plan") pursuant to the provisions of Rule 12b-1 under the 1940 Act that applies to Cadre Affinity Fund -- U.S. Government Series and Cadre Affinity Fund -- Money Market Series. Each of those Funds makes monthly payments to the Distributor in an amount computed at the annual rate of 0.10% of the Fund's average daily net assets to compensate the Distributor for distribution related services it provides to the Fund and expenses that it bears in connection with the distribution of shares of the Fund. These expenses may include, but are not limited to, payments made to membership associations and other organizations (each, an "Organization") whose members purchase shares of the Fund and which provide certain services either to shareholders of the Fund or to the Distributor. The Distributor may also make payments to banks and brokerage firms that sell or make available shares of the Fund to customers for providing shareholder related services. These services may include, but are not limited to, maintaining regular contact with customers that have purchased shares of the Fund, answering customer inquiries concerning the Fund, receiving and transmitting to the Distributor applications from persons seeking to become shareholders of the Fund and transmitting purchase and redemption requests.

      The amount of payments made under the Distribution Plans for Cadre Affinity Fund -- U.S. Government Series and Cadre Affinity Fund - Money Market Series for the fiscal year ended September 30, 2004 were as follows:

      Cadre Affinity Fund - U.S. Government Series                     $11,971
      Cadre Affinity Fund - Money Market Series                        $18,133

These payments were allocated in their entirety to Organizations whose members purchase shares of the Fund and who provide certain services to shareholders of the Fund and/or the Distributor.

      Distribution Plan for SweepCash U.S. Government Money Market Fund and SweepCash Money Market Fund. The Trust has adopted a distribution plan (the "Distribution Plan") pursuant to the provisions of Rule 12b-1 under the 1940 Act that applies to SweepCash U.S. Government Money Market Fund and SweepCash Money Market Fund. Each of those Funds makes monthly payments to the Distributor in an amount computed at the annual rate of 0.10% of the Fund's average daily net assets to compensate the Distributor for distribution related services it provides to the Fund and expenses that it bears in connection with the distribution of shares of the Fund. These expenses may include, but are not limited to, payments made to an Organization whose members purchase shares of the Fund and which provide certain services either to shareholders of the Fund or to the Distributor. The Distributor may also make payments to banks and brokerage firms that sell or make available shares of the Fund to customers for providing shareholder related services. These services may include, but are not limited to, maintaining regular contact with customers that have purchased shares of the Fund, answering customer inquiries concerning the Fund, receiving and transmitting to the Distributor applications from persons seeking to become shareholders of the Fund and transmitting purchase and redemption requests. As the SweepCash U.S. Government Money Market Fund and SweepCash Money Market Fund had not yet commenced operations as of the date of this Statement of Additional Information, there have been no payments made under the Distribution Plan for these Funds.

      The Distribution Plans for the Funds were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans ("Qualified Trustees"), at a meeting held in person on December 17, 2003. The Distribution Plan may be continued in effect from year to year provided that each such continuance is approved annually by a vote of both a majority of the Qualified Trustees and the Board of Trustees in the manner specified by Rule 12b-1 under the 1940 Act. The Distribution Plan requires that the Distributor provide the Board of Trustees and that the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. In addition, the Distribution Plan provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of those Trustees, who are not "interested persons" (as defined by the 1940 Act) of the Trust, then in office.

      A Distribution Plan may be terminated at any time as to any of the Funds by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the affected Funds (as defined by the 1940
Act). A Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the holders of shares of the Funds involved and may not be materially amended in any other respect without a vote of the majority of both the Board of Trustees and the Qualified Trustees.

      Payments made by the Funds to the Distributor pursuant to the Distribution Plans are not directly tied to actual expenses incurred by the Distributor. Thus, the amount of payments made by a Fund during any year may be more or less than actual expenses relating to the Fund that are incurred by the Distributor. However, the Funds are not liable to pay any Fund related expenses incurred by the Distributor in excess of the amounts paid pursuant to a Distribution Plan.

      The Distribution Plans were approved by the Board of Trustees based upon determinations that functions performed by the Distributor, brokers, dealers and other institutions, organizations, brokerage firms and banks should help to make the Funds more attractive to investors and to provide a greater scope and quality of services to shareholders. This, in turn, may foster the distribution of shares of the Funds and the growth of assets of the Funds to levels which permit the Funds to achieve and maintain certain expense economies and to maintain asset levels to permit the effective investment of the Funds' assets. For these reasons, the Board of Trustees determined that there is a reasonable likelihood that each Distribution Plan, as amended, will benefit each of the Funds covered by that Plan and their respective shareholders.

      The Trustees and officers of the Trust who are directors, officers or employees of the Distributor, or of any company affiliated with or controlling the Distributor, may be deemed to have a direct or indirect interest in the operation of the Distribution Plans.

                              SHAREHOLDER ACCOUNTS

      PFM Asset Management LLC, in its capacity as Transfer Agent for the Funds, maintains one or more accounts for each shareholder reflecting the amount of full and fractional shares of the Funds the shareholder owns. Shareholders are sent confirmations of each account transaction, and monthly statements showing account balances. The Trust does not issue certificates for shares of the Funds.

      Sub-Account Services. Special procedures have been designed for investors wishing to open multiple accounts to meet requirements regarding the segregation of funds or for accounting convenience. Individual sub-accounts may be opened at any time by written advice or by filing forms supplied by the Transfer Agent. Procedures are available to identify sub-accounts by name and number.

      When sub-accounts have been established, the Transfer Agent provides written confirmations of transactions in sub-accounts. The Transfer Agent also provides monthly statements setting forth the share balance of and the dividends and other distributions paid to each sub-account for the current month, as well as for the year-to-date. Further information on this service is available from the Transfer Agent.

      Minimum Account Balance. Under the Declaration of Trust, the Trust has the right to redeem all shares of a Fund held by a shareholder if as a result of one or more redemptions the aggregate value of shares held in the shareholder's account is less than $1 million or such lesser dollar amount as may be specified by the Trustees, which lesser amount may be no greater than the then applicable minimum initial investment amount in the Fund. There is currently no minimum account balance required for the Funds, other than Cadre Reserve Fund - U.S. Government Series and Cadre Reserve Fund - Money Market Series. As described in the Prospectuses of Cadre Reserve Fund - U.S. Government Series and Cadre Reserve Fund - Money Market Series, the Trust may effect a redemption of shares of those Funds if, as a result of one or more redemptions, the balance of an account is less than $1 million. Accounts in the Funds, other than Cadre Reserve Fund - U.S. Government Series and Cadre Reserve Fund - Money Market Series, are not presently subject to this redemption procedure because such funds do not presently impose a minimum initial investment requirement. However, an inactive account in the Funds other than Cadre Reserve Fund - U.S. Government Series and Cadre Reserve Fund - Money Market Series with no balance for a period of six months may be closed at the discretion of the Trust. The applicable procedures are described in the Prospectuses. The Trust is under no obligation to compel the redemption of any account.

                                REDEEMING SHARES

      Redemption proceeds are normally paid as described in the Prospectuses. However, the payment of redemption proceeds by the Funds or the Portfolios may be postponed for more than seven days or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund or a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to determine fairly the value of its net assets, or (d) during any other period when the Securities and Exchange Commission (the "SEC"), by order, so permits for the protection of shareholders. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (b) or (c) exist. In addition, in the event that the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of a Fund or to investors in a Portfolio to pay any redemption or redemptions in cash, a redemption payment by a Fund or a Portfolio may be made in whole or in part by a distribution in kind of portfolio securities, subject to applicable rules of the SEC. Any securities distributed in kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued in computing net asset value per share. In the unlikely event that shares are redeemed in kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90 day period for any one shareholder.

                               EXCHANGE PRIVILEGE

      As described under "Exchange Privilege" in each Fund's Prospectus shareholders of each Fund may exchange their shares of that Fund for shares of one or more of the other Funds, based upon the relative net asset values per share of the Funds at the time the exchange is effected. The Funds currently do not impose any limitation on the frequency of exchanges, but may impose such limitations upon notice to shareholders.

                        DETERMINATION OF NET ASSET VALUE

      The Prospectuses describe the days on which the net asset value per share of the Funds are computed for purposes of purchases and redemptions of shares by investors, and also sets forth the times as of which such computations are made. Net asset value is computed once daily, normally as of 4:00 p.m. (Eastern time), on each day on which the Federal Reserve Bank of New York is open. The Federal Reserve Bank of New York currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Columbus Day (second Monday in October); Veterans Day; Thanksgiving Day (fourth Thursday in November); and Christmas Day.

      Net asset value is computed as of the closing time of the U.S. government securities markets on days when the Public Securities Association recommends an early closing of such markets. Early closings may occur the Fridays preceding the following holidays: Martin Luther King's Birthday, Presidents' Day, Memorial Day, Labor Day and Columbus Day, and the business days preceding the following holidays: Independence Day, Veterans Day, Thanksgiving Day, Christmas Day, and New Year's Day, and the Friday succeeding Thanksgiving Day.

      The value of a Portfolio's net assets (its securities and other assets, less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset values per share of the Funds are determined.

      In accordance with rules adopted by the SEC, the amortized cost method of valuation is used to determine the value of the investments held by each Portfolio. This method of valuation is used in seeking to maintain stable net asset values of $1.00 per share for the Portfolios and the Funds. However, no assurance can be given that the Portfolios or the Funds will be able to maintain stable share prices.

      Amortized cost involves valuing a security at its cost and amortizing any discount or premium over the period remaining until the maturity of the security. This method of valuation does not take into account unrealized capital gains and losses resulting from changes in the market values of the securities. The market values of debt securities purchased by a Portfolio will generally fluctuate as a result of changes in the prevailing interest rate level and other factors.

      In order to use the amortized cost method of valuation, the Portfolios are required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase securities with remaining maturities of 397 days or less and to invest only in securities which have been determined by the Investment Adviser, under procedures adopted by the Board of Trustees, to present minimal credit risks and to be of eligible credit quality under applicable regulations.

      In addition, procedures have been adopted by the Board of Trustees which are designed to stabilize, to the extent reasonably possible, the prices of shares of the Portfolios and the Funds as computed for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the net asset value per share calculated by using available market quotations deviates from the net asset value per share of $1.00 computed by using the amortized cost method. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be taken. The Board of Trustees will take such action as it deems appropriate to eliminate or to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the two valuation methods. Such action may include selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, redeeming shares in kind, withholding dividends, paying distributions from capital gains, or utilizing a net asset value per share based upon available market quotations.

                                      TAXES

     It is the policy of the Trust to distribute in each taxable year of a Fund substantially all of such Fund's net investment income and net realized capital gains, if any, to shareholders. Each Fund has elected to be classified or intends to elect, as applicable, and the Trust intends that each Fund will qualify, as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to its shareholders. To qualify for such tax treatment, a Fund must generally, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments received with respect to loans of securities, gains from the sale or other disposition of stock or securities and certain related income; and (b) diversify its holdings so that at the end of each quarter of its taxable year (i) 50% of the value of the Fund's total assets is represented by cash or cash items, Government Securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the voting securities of any issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses), other than Government Securities or other regulated investment companies. Each Portfolio has elected to be classified as a partnership for federal tax purposes and, therefore, believes that it will not be required to pay any federal or state income or excise taxes.


      The Code requires regulated investment companies to pay a nondeductible 4% excise tax to the extent they do not distribute within a calendar year 98% of their ordinary income, determined on a calendar year basis, and 98% of their capital gain net income, determined on a September 30th year end basis. The Trust intends to distribute the income and capital gains of the Funds in the manner necessary to avoid imposition of the 4% excise tax by the end of each calendar year.

      Dividends of the Funds declared in October, November or December and paid the following January will be taxable to shareholders as if received on December 31 of the year in which they are declared.

      Pursuant to recently issued Treasury regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a stockholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of a Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

      The Investment Adviser, a Delaware limited liability company, located at One Keystone Plaza, Suite 300, North Front and Market Streets, Harrisburg, Pennsylvania 17101, serves as the investment adviser of each of the Portfolios. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

      Prior to February 14, 2004, Cadre served as the investment adviser for each of the Portfolios.

      Investment Advisory Agreement. Pursuant to an investment advisory agreement with the Trust dated February 13, 2004 (the "Advisory Agreement"), the Investment Adviser manages the investment of the assets of the Portfolios, and places orders for the purchase and sale of investments for the Portfolios. The Investment Adviser also provides or furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary to render the services under the Advisory Agreement. In addition, the Investment Adviser provides all necessary administrative services to the Portfolios, and pays the salaries of officers of the Trust and any fees and expenses of Trustees of the Trust who are also officers, directors or employees of the Investment Adviser, or who are officers or employees of any company affiliated with the Investment Adviser, and bears the cost of telephone service, heat, light, power and other utilities associated with the services it provides. As compensation for services rendered and expenses assumed by the Investment Adviser, the Advisory Agreement provides for the payment by each Portfolio of a monthly fee to the Investment Adviser, which fee is calculated daily and computed at the annual rate of 0.06% of the daily net assets of the Government Money Market Portfolio and at the following annual rates of the daily net assets of the Money Market Portfolio:

      0.08% on the first $1.5 billion of average daily net asset 0.075% on the next $500 million of average daily net assets 0.07% on the next $500 million of average daily net assets 0.065% on the next $500 million of average daily net assets 0.06% on the average daily net assets in excess of $3 billion.

      As investors in the Portfolios, the Funds and their shareholders indirectly bear this fee.

     Investment advisory fees payable by each of the Funds (i.e., each Fund's share of investment advisory fees payable by the Portfolios) pursuant to the investment advisory agreement that was in effect for each period shown below were as follows:


                                                     Fees       Fees  Reimbursed
                                                    Payable    Waived  Expenses
                                                    -------    ------  --------

Cadre Liquid Asset Fund - U.S. Government Series
For the fiscal year ended September 30, 2001       $ 23,613   $     0   $      0
For the fiscal year ended September 30, 2002       $  7,759   $     0   $  1,296
For the fiscal year ended September 30, 2003       $  7,904   $     0   $      0
For the fiscal year ended September 30, 2004       $  4,528   $     0   $      0

Cadre Liquid Asset Fund - Money Market Series
For the fiscal year ended September 30, 2001       $ 35,077   $     0   $      0
For the fiscal year ended September 30, 2002       $ 23,721   $     0   $ 74,163
For the fiscal year ended September 30, 2003       $ 19,346   $     0   $      0
For the fiscal year ended September 30, 2004       $ 18,766   $     0   $      0

Cadre Affinity Fund - U.S. Government Series
For the fiscal year ended September 30, 2001       $ 12,048   $     0   $      0
For the fiscal year ended September 30, 2002       $ 11,618   $     0   $  2,523
For the fiscal year ended September 30, 2003       $  9,456   $     0   $      0
For the fiscal year ended September 30, 2004       $  7,161   $     0   $      0

Cadre Affinity Fund - Money Market Series
For the fiscal year ended September 30, 2001       $ 37,909   $     0   $      0
For the fiscal year ended September 30, 2002       $ 22,205   $     0   $ 69,460
For the fiscal year ended September 30, 2003       $ 20,188   $     0   $      0
For the fiscal year ended September 30, 2004       $ 14,491   $     0   $      0

Cadre Reserve Fund - U.S. Government Series
For the fiscal year ended September 30, 2001       $ 44,952   $     0   $      0
For the fiscal year ended September 30, 2002       $ 65,569   $     0   $ 38,740
For the fiscal year ended September 30, 2003       $ 98,760   $     0   $ 98,760
For the fiscal year ended September 30, 2004       $ 90,608   $     0   $ 23,256

Cadre Reserve Fund - Money Market Series
For the fiscal year ended September 30, 2001       $191,286   $     0   $      0
For the fiscal year ended September 30, 2002       $156,260   $     0   $ 84,129
For the fiscal year ended September 30, 2003       $227,388   $     0   $ 52,766
For the fiscal year ended September 30, 2004       $ 61,892   $     0   $  3,688


      Investment advisory fees earned prior to February 14, 2004 were paid to Cadre which served as the investment adviser through February 13, 2004.

      The SweepCash U.S. Government Money Market Fund and the SweepCash Money Market Fund have not commenced operations as of the date of this Statement of Additional Information.

      The Advisory Agreement requires that the Investment Adviser use its best efforts in supervising and managing the investment activities of the Portfolios and in providing services, and provides that the Adviser shall not be liable to the Trust, the Portfolios or shareholders for any error in investment judgment, or in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations hereunder, for any mistake of law or for any act or omission by the Adviser. The Advisory Agreement in no way restricts the Investment Adviser from acting as investment adviser to others.

      The Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of the Investment Adviser, for an initial term expiring February 14, 2006 at a meeting held in person on December 17, 2003. The Advisory Agreement was also approved by the shareholders of each Portfolio, on February 5, 2004. The Agreement may be continued in effect from year to year after its initial term upon the approval of the holders of shares of each Portfolio or the approval of the Board of Trustees. In seeking such approval by the holders of shares of each Portfolio, each of the Funds will seek instructions from its shareholders as to how that Fund's shares of the applicable Portfolio will be voted and will vote its shares of that Portfolio in accordance with those instructions. Similar instructions will also be sought by any other series of the Trust and by each other registered investment company that may invest its assets in a Portfolio. In the case of certain other investment funds that invest in a Portfolio, such funds may vote their shares of that Portfolio either in accordance with the same procedures or in the same proportion as the shares of other holders of shares of such Portfolio are voted. Each annual continuance of the Advisory Agreement also requires approval by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Board of Trustees of the Trust, by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding securities of a Portfolio, or by the Investment Adviser. The Advisory Agreement provides for its automatic termination in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      In approving the Advisory Agreement, the Board of Trustees, including a majority of the Independent Trustees, met in person with representatives of the Investment Adviser to consider the Advisory Agreement in respect of each Portfolio. In advance of the meeting, the Investment Adviser had furnished the Trustees with information about the Investment Adviser and its affiliates and other information relevant to the Board of Trustees' consideration. The Independent Trustees were assisted in their review of this information by their independent legal counsel. In making its decision to approve the proposed advisory agreement, the Board of Trustees considered: (i) that the Advisory Agreement was substantially identical, in all material respects, to the then-existing advisory agreement with Cadre, the previous investment adviser to each of the Portfolios, and that the advisory fee rate under the Advisory Agreement would be the same as that under the then-existing advisory agreement; and (ii) the qualifications of Investment Adviser, including its ability to provide services under the Advisory Agreement of at least the same level, scope and quality as currently being provided under the Existing Advisory Agreement.

      The Board of Trustees also considered, in particular: (i) the investment performance achieved by the Investment Adviser in managing similar investment vehicles; (ii) the resources of the Investment Adviser devoted to the investment advisory process and its investment strategies, policies and credit evaluation procedures; (iii) the specific terms of the Advisory Agreement; (iv) comparative fees of another registered investment company and other funds advised by the Investment Adviser; (v) possible alternatives to approval of the Advisory Agreement; (vi) the nature, quality and scope of the operations and services provided by Cadre to each Portfolio to date, and whether it is likely that the Investment Adviser would provide that level of services following the Transaction; (vii) the anticipated benefits to the Investment Adviser from its relationship with the Trust; and (viii) the overall experience and reputation of the Investment Adviser, including its affiliates, and the likelihood of its continued financial stability.

      The Trust has acknowledged that the name "Cadre" is a property right of the Investment Adviser and other affiliates of PFM Asset Management LLC, and has agreed that the Investment Adviser and its affiliated companies may use and permit others to use that name. If the Advisory Agreement is terminated, the Trust may be required to cease using the name Cadre as part of its name or the name of any series of the Trust unless otherwise permitted by PFM Asset Management LLC or any successor to its interest in such name.

      Administration Agreement. Pursuant to an administration agreement with the Trust dated February 13, 2004 (the "Administration Agreement"), the Investment Adviser provides the Funds with various administrative services required in connection with the operations of the Trust and the Funds. These services include, among other things: accounting services and the maintenance of required books and records, valuation of assets and the calculation of the net asset values per share of the Funds, preparation of financial statements and regulatory filings, tax assistance in the preparation and review of tax returns, monitoring of investment compliance and the preparation of materials for meetings of the Board of Trustees and shareholders. Under the Administration Agreement, the Investment Adviser is required to provide persons affiliated with the Investment Adviser to serve as officers of the Trust and to maintain such office facilities as necessary to provide the administrative services it furnishes to the Trust. The Prospectuses contain a description of the fees payable to the Investment Adviser under the Administration Agreement.

      The Administration Agreement has an initial term of two years, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board of Trustees, including the vote of a majority of the Independent Trustees. The Administration Agreement terminates automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder, and may be terminated by either party without penalty on not less than 60 days' written notice. The agreement also provides that neither the Investment Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the Investment Adviser's performance of its obligations and duties under the agreement, except for those resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties.


     Under the Administration Agreement, the Investment Adviser has agreed to pay or absorb the operating expenses of each Fund (except for Cadre Affinity Fund--Money Market Series and Cadre Liquid Asset Fund--Money Market Series) (including any fees or expense reimbursements payable to the Investment Adviser or any affiliate of the Investment Adviser pursuant to such Agreement or any other agreement, but excluding interest, taxes, brokerage commissions, litigation expenses and extraordinary expenses of each Fund) ("Operating Expenses"), and including each Fund's share of the Operating Expenses of the Portfolio in which the Fund invests, which exceed in the aggregate the following per annum rates as a percentage of a Fund's average daily net assets (the "Expense Limitation"):

                                 Expense Limitation
                               (% of a Fund's average
    Name of Fund                  daily net assets)
    ------------                  -----------------

Cadre Liquid Asset Fund -
     U.S. Government Series           0.65%
Cadre Affinity Fund -
     U.S. Government Series           0.75%
Cadre Reserve Fund -
     U.S. Government Series           0.33%
Cadre Reserve Fund -
     Money Market Series              0.30%
SweepCash U.S. Government
     Money Market Fund                0.65%
SweepCash Money Market
     Fund                             0.67%


      The Expense Limitation will remain in effect as to each Fund unless and until the Board of Trustees of the Trust approves its modification or termination; provided, however, that the Expense Limitation will terminate as to a Fund in the event that any agreement now in effect between the Trust on behalf of such Fund and the Investment Adviser (or any affiliate of the Investment Adviser) (including for this purpose any agreement between the Trust, on behalf of any series of the Trust in which such Fund invests substantially all of its assets, and the Investment Adviser or any affiliate of the Investment Adviser) is terminated by the Trust without the consent of the Investment Adviser or the Investment Adviser affiliate that is a party to such agreement.

      The Trust, on behalf of each Fund subject to the Expense Limitation, will carry forward, and has agreed to reimburse the Investment Adviser for, any Operating Expenses of such Fund in excess of the Expense Limitation that are paid or assumed by the Investment Adviser pursuant to the agreement set forth in the paragraph above, regardless of the year in which such excess expenses were incurred. This reimbursement will be made as promptly as possible, and to the maximum extent permissible, without causing the Operating Expenses of the applicable Fund for any year to exceed the Expense Limitation. This agreement of the Trust to reimburse the Investment Adviser for excess expenses of any Fund paid or absorbed by the Investment Adviser will terminate in the event the Investment Adviser or any affiliate of the Investment Adviser terminates any agreement now in effect between the Trust on behalf of such Fund and the Investment Adviser (or any affiliate of the Investment Adviser) (including for this purpose any agreement between the Trust, on behalf of any series in which such Fund invests substantially all of its assets, and the Investment Adviser or any affiliate of the Investment Adviser) without the consent of the Trust.

      Administration fees payable by each of the Funds pursuant to the administrative agreement that was in effect for each period shown below were as follows:

                                                      Fees Payable   Fees Waived
                                                      ------------   -----------
Cadre Liquid Asset Fund - U.S. Government Series
For the fiscal year ended September 30, 2001           $ 75,013       $      0
For the fiscal year ended September 30, 2002           $ 24,641       $ 15,632
For the fiscal year ended September 30, 2003           $ 25,095       $ 13,814
For the fiscal year ended September 30, 2004           $ 14,380       $ 18,164

Cadre Liquid Asset Fund - Money Market Series
For the fiscal year ended September 30, 2001           $ 83,521       $      0
For the fiscal year ended September 30, 2002           $ 56,932       $      0
For the fiscal year ended September 30, 2003           $ 46,309       $      0
For the fiscal year ended September 30, 2004           $ 44,622       $      0

Cadre Affinity Fund - U.S. Government Series
For the fiscal year ended September 30, 2001           $ 38,266       $      0
For the fiscal year ended September 30, 2002           $ 36,886       $ 14,020
For the fiscal year ended September 30, 2003           $ 30,020       $ 18,231
For the fiscal year ended September 30, 2004           $ 22,744       $ 14,756

Cadre Affinity Fund - Money Market Series
For the fiscal year ended September 30, 2001           $ 90,230       $      0
For the fiscal year ended September 30, 2002           $ 53,301       $      0
For the fiscal year ended September 30, 2003           $ 48,330       $      0
For the fiscal year ended September 30, 2004           $ 34,453       $      0

Cadre Reserve Fund - U.S. Government Series
For the fiscal year ended September 30, 2001           $ 75,147       $ 71,361
For the fiscal year ended September 30, 2002           $109,563       $      0
For the fiscal year ended September 30, 2003           $165,023       $      0
For the fiscal year ended September 30, 2004           $151,445       $      0

Cadre Reserve Fund - Money Market Series
For the fiscal year ended September 30, 2001           $235,706       $ 85,871
For the fiscal year ended September 30, 2002           $197,506       $      0
For the fiscal year ended September 30, 2003           $270,556       $      0
For the fiscal year ended September 30, 2004           $ 77,453       $ 14,702

      Administration fees paid prior to February 14, 2004, were paid to Cadre who served as the administrator through February 13, 2004.

      SweepCash U.S. Government Money Market Fund and SweepCash Money Market Fund have not commenced operations as of the date of this Statement of Additional Information.


      Transfer Agent Agreement. The Investment Adviser serves as the transfer agent of the Funds and the Portfolios pursuant to the terms of a transfer agent agreement dated February 13, 2004. Each of the Funds pays fees to the Investment Adviser for transfer agency services. With respect to each Fund these fees are computed at the annual rate of 0.05% of the first $250 million of such Fund's net assets, 0.04% on the next $750 million of net assets, and 0.03% of net assets exceeding $1 billion. No fee is paid by the Portfolios for transfer agent services.

     Fees payable for transfer agent services for the periods shown below were as follows:

                                                    Fees Payable   Fees Waived
                                                    ------------   -----------
Cadre Liquid Asset Fund - U.S. Government Series
For the fiscal year ended September 30, 2001         $ 19,740       $      0
For the fiscal year ended September 30, 2002         $  6,485       $      0
For the fiscal year ended September 30, 2003         $  6,604       $      0
For the fiscal year ended September 30, 2004         $  3,784       $      0

Cadre Liquid Asset Fund - Money Market Series
For the fiscal year ended September 30, 2001         $ 21,979       $      0
For the fiscal year ended September 30, 2002         $ 14,982       $      0
For the fiscal year ended September 30, 2003         $ 12,187       $      0
For the fiscal year ended September 30, 2004         $ 11,743       $      0

Cadre Affinity Fund - U.S. Government Series
For the fiscal year ended September 30, 2001         $ 10,070       $      0
For the fiscal year ended September 30, 2002         $  9,707       $      0
For the fiscal year ended September 30, 2003         $  7,900       $      0
For the fiscal year ended September 30, 2004         $  5,985       $      0

Cadre Affinity Fund - Money Market Series
For the fiscal year ended September 30, 2001         $ 23,745       $      0
For the fiscal year ended September 30, 2002         $ 14,026       $      0
For the fiscal year ended September 30, 2003         $ 12,719       $      0
For the fiscal year ended September 30, 2004         $  9,067       $      0

Cadre Reserve Fund - U.S. Government Series
For the fiscal year ended September 30, 2001         $ 37,573       $      0
For the fiscal year ended September 30, 2002         $ 54,781       $      0
For the fiscal year ended September 30, 2003         $ 82,512       $      0
For the fiscal year ended September 30, 2004         $ 75,722       $      0

Cadre Reserve Fund - Money Market Series
For the fiscal year ended September 30, 2001         $118,262       $      0
For the fiscal year ended September 30, 2002         $ 98,757       $      0
For the fiscal year ended September 30, 2003         $136,906       $      0
For the fiscal year ended September 30, 2004         $ 38,726       $      0


      Transfer agency fees paid prior to February 14, 2004, were paid to Cadre who served as the transfer agent through February 13, 2004.


      SweepCash U.S. Government Money Market Fund and SweepCash Money Market Fund have not commenced operations as of the date of this Statement of Additional Information.

                              TRUSTEES AND OFFICERS

      The Board of Trustees has the overall responsibility for monitoring the operations of the Trust, the Funds and the Portfolios and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Trust and the Funds.

      Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.

                                                     INDEPENDENT TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                         FUND COMPLEX
  NAME, POSITION WITH TRUST,     SERVED SINCE AND   PRINCIPAL OCCUPATIONS DURING          OVERSEEN         OTHER DIRECTORSHIPS
         AND ADDRESS               DATE OF BIRTH           PAST FIVE YEARS               BY TRUSTEE          HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Flanagan, Chairman   2002 -Chairman,       Executive Director, Michigan           10         Michigan Society of
          & Trustee                 2000 -        Association of School Administrators                   Assoc. Executives;
     4719 Thornapple Lane           Trustee             (01/01-Present); County                         North Central Assoc.
      Lansing, MI 48917            (8/19/49)         Superintendent, Wayne Regional                      Executives;  Michigan
                                                   Educational Services (01/94-12/00)                   Non-Profit Association

------------------------------------------------------------------------------------------------------------------------------------
       Harvey A. Fein,               1997            V.P. Finance & Chief Financial          10                   N/A
           Trustee                 (8/25/46)           Officer, Molina Healthcare
    One Golden Shore Drive
     Long Beach, CA 90802

------------------------------------------------------------------------------------------------------------------------------------
       Brian M. Marcel,              2004          Assistant Superintendent Business         10           Michigan Liquid Asset
           Trustee                 (6/15/62)        Services, Washtenaw Independent                        Fund Plus (Chairman)
       1042 Town Trail                              School District (1994 - Present)
      Pinckney, MI 48169

------------------------------------------------------------------------------------------------------------------------------------
     C. Roderick O'Neil,             1997             Chairman, O'Neil Associates            10          Beckman Coulter, Inc.;
           Trustee                 (1/26/31)                 (1987-Present)                              Fort Dearborn Income
         P.O. Box 405                                                                                  Securities, Inc.; Optimum
    S. Glastonbury, CT 06073                                                                            Q Funds; Bushnell Memorial
                                                                                                      Hall; Hartford Foundation for
                                                                                                        Public Giving; Riverfront
                                                                                                               Recapture, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    Jack G. Williams, Jr.            2004           Mortgage Banker, Great Northern          10        Cambridge-Isanti ISD911; Oak
           Trustee                 (3/12/52)          Financial (9/2002-Present);                          Land Vocational Coop;
      61 Rum River Drive                              Realtor Century 21 - Moline                         Minnesota School Boards
     Cambridge, MN 55008                             (7/2001-Present); Consultative                       Association; Minnesota
                                                   Administrator-Mission Nursing Home                  School District Liquid Asset
                                                  (9/2001-9/2002); Administrator, Elim                    Fund + ; School Boards
                                                     Home - Milaca (8/1996-8/2001)                              Association

------------------------------------------------------------------------------------------------------------------------------------

                                    OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                         SERVED SINCE                                            FUND COMPLEX
                                         AND (DATE OF                                            OVERSEEN BY     OTHER DIRECTORSHIPS
     NAME, POSITION WITH TRUST, AND         BIRTH)     PRINCIPAL OCCUPATIONS DURING PAST FIVE      OFFICER         HELD BY OFFICER
                ADDRESS                                                 YEARS

------------------------------------------------------------------------------------------------------------------------------------
           Martin P. Margolis,              2004        President, PFM Asset Management LLC          N/A          Commonwealth Cash
                President                (7/22/44)      (2001 - Present); Managing Director,                      Reserve Fund, Inc.
       One Keystone Plaza, Ste 300                       Public Financial Management, Inc.
      North Front & Market Streets                                (1986 to Present)
          Harrisburg, PA 17101

------------------------------------------------------------------------------------------------------------------------------------

           Debra J. Goodnight,              2004        Secretary, PFM Asset Management LLC          N/A                 N/A
               Treasurer &                (4/3/55)      (2001 - Present); Managing Director,
        Chief Compliance Officer                         Public Financial Management, Inc.
       One Keystone Plaza, Ste 300                                (1991 to Present)
      North Front & Market Streets
          Harrisburg, PA 17101

------------------------------------------------------------------------------------------------------------------------------------
          Timothy P. Sullivan,              2004            Managing Director, PFM Asset             N/A                 N/A
                Secretary                (5/29/69)       Management LLC (2004 to Present);
           905 Marconi Avenue                          First Vice President, Cadre Financial
          Ronkonkoma, NY 11779                              Services, Inc. (1986 to 2004)

------------------------------------------------------------------------------------------------------------------------------------
            Carolyn Osiecki,                2003        Senior Managing Consultant, PFM Asset        N/A                 N/A
           Assistant Treasurer           (4/29/64)        Management LLC (2004 to Present);
           905 Marconi Avenue                               Assistant Vice President, Sr.
          Ronkonkoma, NY 11779                          Accountant, Cadre Financial Services,
                                                                        Inc.
                                                                   (1995-Present)

------------------------------------------------------------------------------------------------------------------------------------
           Daniel R. Hess,                  2004         Compliance and Financial Reporting          N/A                 N/A
         Assistant Treasurer             (10/18/74)      Manager, PFM Asset Management LLC
      One Keystone Plaza, Ste 300                        (2001 to Present); Senior Auditor,
     North Front & Market Streets                       PricewaterhouseCoopers LLP (1998 to
         Harrisburg, PA 17101                                           2001)

------------------------------------------------------------------------------------------------------------------------------------
     Jennifer L. Scheffel, Esq.,            2004        Senior Managing Consultant, PFM Asset        N/A                 N/A
         Assistant Secretary             (11/6/72)        Management LLC (2004 to Present);
          905 Marconi Avenue                               Assistant Vice President, Ambac
          Ronkonkoma, NY 11779                              Financial Group, Inc. (2004);
                                                           Assistant Vice President, Chief
                                                         Compliance Officer, Cadre Financial
                                                        Services, Inc. (2002-2004); PlusFunds
                                                          Group, Inc. (2001-2002); Cozen &
                                                        O'Conner (2000-2001); Bronx District
                                                            Attorney's Office (1997-2000)

------------------------------------------------------------------------------------------------------------------------------------


      Each trustee is an Independent Trustee and is paid fees by the Trust. The Trustees are paid an annual retainer of $5,000 and receive an attendance fee of $750 for each meeting of the Board of Trustees they attend. In addition to these fees, the chairman receives an annual retainer of $2,000. If such Trustees serve as members of the Audit Committee or the Nominating and Governance Committee, they receive an attendance fee of $750 for each Audit Committee and Nominating and Governance Committee meeting they attend, with the Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee receiving an additional $1,000 annual fee. The Audit Committee is comprised of Harvey A. Fein and C. Roderick O'Neil. The Board of Trustees has determined that Mr. Fein is an audit committee financial expert. The function of the Audit Committee is to recommend to the Board of Trustees' independent accountants to conduct the annual audit and review of the Trust's financial statements, review with the independent accountants the outline, scope and results of the annual audit and review the performance and fees charged by the independent accountants for professional services. The Audit Committee held three meetings during the fiscal year ended September 30, 2004. The function of the Nominating and Governance Committee is to oversee the composition and governance of the Board of Trustees and the Trust's various committees. The Nominating and Governance Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating and Governance Committee is comprised of Michael P. Flanagan. It is expected that the Board will consider the appointment of additional committee members at its next meeting. The Nominating and Governance Committee held two meetings during the fiscal year ended September 30, 2004.

      Officers of the Trust receive no compensation from the Trust. As of the date of this Statement of Additional Information, the Trustees and officers of the Trust, as a group, owned no outstanding shares of the Trust and the Fund.

      The following table sets forth certain information regarding the compensation received by the Trustees of the Trust for the fiscal year ended September 30, 2004.

                               COMPENSATION TABLE

                                                Pension or          Total
                               Aggregate    Retirement Benefits   Compensation
                              Compensation    Accrued as Part   from Trust Paid
    Name of Person             from Trust    of Fund Expenses     to Trustee
    --------------             ----------    ----------------     ----------
Richard J. Anderson*            $11,250        $     0              $11,250
David L. Boyle**                $     0        $     0              $     0
Harvey A. Fein                  $     0        $     0              $     0
Michael P. Flanagan             $12,250        $     0              $12,250
Russell E. Galipo*              $12,500        $     0              $12,500
Brian M. Marcel                 $ 4,750        $     0              $ 4,750
C. Roderick O'Neil              $ 9,500        $     0              $ 9,500
William J. Reynolds*            $10,250        $     0              $10,250
Jack G. Williams, Jr            $ 2,000        $     0              $ 2,000


* Mssrs. Anderson, Galipo and Reynolds resigned from the Board of Trustees on November 18, 2004.
** Mr. Boyle resigned from the Board of Trustees on February 14, 2004.

                          TRUSTEE INTEREST IN THE FUND
The Trustees own the following amounts in the Trust:

                                             Aggregate Dollar Range of Equity
                         Dollar Range of      Securities in  all Registered
                     Equity Securities in   Investment Companies Overseen by
   Name of Person         the Trust                     Director

Harvey A. Fein                $0                           $0
Michael P. Flanagan           $0                           $0
Brian M. Marcel               $0                           $0
C. Roderick O'Neil            $0                           $0
Jack G. Williams, Jr          $0                           $0

                                    EXPENSES

      All expenses of the Trust, the Funds and the Portfolios not expressly assumed by the Investment Adviser or the Distributor are paid by the Trust. The Funds bear pro rata portions of the expenses of the Trust and the Portfolios. Expenses borne by the Trust, the Funds and the Portfolios include, but are not limited to: fees for investment advisory and administration services, the fees and expenses of any registrar, custodian, accounting agent, transfer agent or dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and supplements thereto to shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing shares of the Trust; fees and expenses of legal counsel; fees and expenses of the Trust's Independent Registered Accounting Firm; membership dues of industry associations; interest on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto). As described under "Investment Advisory and Other Services -- Administration Agreement," the Investment Adviser has agreed to pay or absorb certain expenses of the Funds and the Trust, on behalf of the Funds, has agreed to reimburse the Investment Adviser for amounts paid or absorbed pursuant to this agreement, subject to certain conditions and limitations.

                             PERFORMANCE INFORMATION

      The seven-day yield and seven-day effective yield for each of the Funds as of September 30, 2004 were as follows:

                                                           Seven-day   Effective

Cadre Liquid Asset Fund - U.S. Government Series             1.14%      1.14%
Cadre Liquid Asset Fund - Money Market Series                1.08%      1.08%
Cadre Affinity Fund - U.S. Government Series                 1.04%      1.04%
Cadre Affinity Fund - Money Market Series                    0.78%      0.78%
Cadre Reserve Fund - U.S. Government Series                  1.51%      1.52%
Cadre Reserve Fund - Money Market Series                     1.42%      1.43%

      For the fiscal year ended September 30, 2004, the Investment Adviser agreed to waive its fees and to reimburse certain expenses of the Cadre Liquid Asset Fund - U.S. Government Series, Cadre Affinity Fund - U.S. Government Series, Cadre Reserve Fund - U.S. Government Series, Cadre Reserve Fund - Money Market Series, SweepCash Money Market Fund and SweepCash U.S. Government Money Market Fund. The yield of each series quoted above reflects the effect of this fee waiver and reimbursement of expenses without which the yield would have been lower.

                               GENERAL INFORMATION

      Organization. The Trust is a Delaware business trust that was organized on June 27, 1995 as Ambac Treasurers Trust. On June 10, 1997, the Trust changed its name to Cadre Institutional Investors Trust.

      Description of Shares. Interests in the Funds are represented by shares of beneficial interest, $.001 par value. The Trust is authorized to issue an unlimited number of shares, and may issue shares in series, with each series representing interests in a separate portfolio of investments (a "series"). As of the date of this Statement of Additional Information, there were ten series of the Trust: Government Money Market Portfolio; Money Market Portfolio; Cadre Liquid Asset Fund - U.S. Government Series; Cadre Liquid Asset Fund - Money Market Series; Cadre Affinity Fund - U.S. Government Series; Cadre Affinity Fund
- Money Market Series; SweepCash U.S. Government Money Market Fund; SweepCash Money Market Fund; Cadre Reserve Fund - U.S. Government Series; and Cadre Reserve Fund - Money Market Series. Shares of the Government Money Market Portfolio and the Money Market Portfolio may be held only by other series of the Trust (including the Funds) and by certain other investment funds.

      Each share of each Fund represents an equal proportionate interest in that Fund with each other share of that Fund, without any priority or preference over other shares. All consideration received from the sale of shares of a particular Fund, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom are allocated to and belong to that Fund. As such, the interest of shareholders in each Fund is separate and distinct from the interest of shareholders of the other Funds, and shares of a Fund are entitled to dividends and distributions only out of the net income and gains, if any, of that Fund as declared by the Board of Trustees. The assets of each Fund and each other series of the Trust (including the Portfolios) are segregated on the Trust's books and are charged with the expenses and liabilities of that Fund or series; a pro rata share of the general expenses and liabilities of the Trust not attributable solely to any particular series; and, in the case of the Funds which invest in a Portfolio, a pro rata share of the expenses and liabilities of the applicable Portfolio. The Board of Trustees determines those expenses and liabilities deemed to be general expenses and liabilities of the Trust, and these items are allocated among Funds and other series of the Trust in a manner deemed fair and equitable by the Board of Trustees in its sole discretion.

      As of January 12, 2005, Molina Healthcare of Washington, Inc. may be deemed to control the Cadre Reserve Fund - U.S. Government Series by virtue of owning more than 25% of the outstanding shares of the series. Molina Healthcare of Washington, Inc. currently holds 53% of the outstanding shares in the aforementioned series. Molina Healthcare of Washington, Inc. is organized under the laws of the State of Washington. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the series. Through the exercise of voting rights with respect to shares of the series, the controlling persons set forth above may be able to determine the outcome of shareholder voting on matters as to which approval of shareholders is required.

      As of January 12, 2005, the Madison County School System may be deemed to control the Cadre Affinity Fund - U.S. Government Series by virtue of owning more than 25% of the outstanding shares of the series. The Madison County School System currently holds 62% of the outstanding shares in the Affinity Fund - U.S. Government Series. The Madison County School System is organized under the laws of Kentucky. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the series. Through the exercise of voting rights with respect to shares of the series, the controlling persons set forth above may be able to determine the outcome of shareholder voting on matters as to which approval of shareholders is required.

      As of January 12, 2005, Alpena County may be deemed to control the Cadre Liquid Asset Fund - U.S. Government Series by virtue of owning more than 25% of the outstanding shares of the series. Alpena County currently holds 35% of the outstanding shares in the Liquid Asset Fund - U.S. Government Series. Alpena County is a government entity located in the State of Michigan. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the series. Through the exercise of voting rights with respect to shares of the series, the controlling persons set forth above may be able to determine the outcome of shareholder voting on matters as to which approval of shareholders is required.

      As of January 12, 2005, Molina Healthcare of California may be deemed to control the Cadre Liquid Asset Fund - Money Market Series by virtue of owning more than 25% of the outstanding shares of the series. Molina Healthcare of California currently holds 25% of the outstanding shares in the Cadre Liquid Asset Fund - Money Market Series. Molina Healthcare of California is organized under the laws of California. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the series. Through the exercise of voting rights with respect to shares of the series, the controlling persons set forth above may be able to determine the outcome of shareholder voting on matters as to which approval of shareholders is required.

      As of January 12, 2005, Michigan Institute for Educational Management may be deemed to control the Cadre Affinity Fund - Money Market Series by virtue of owning more than 25% of the outstanding shares of the series. The Michigan Institute for Educational Management currently holds 37% of the outstanding shares in the Affinity Fund - Money Market Series. The Michigan Institute for Educational Management is a nonprofit organization organized under the laws of Michigan. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the series. Through the exercise of voting rights with respect to shares of the series, the controlling persons set forth above may be able to determine the outcome of shareholder voting on matters as to which approval of shareholders is required.

      As of January 12, 2005, Molina Healthcare of California may be deemed to control the Cadre Reserve Fund - Money Market Series by virtue of owning more than 25% of the outstanding shares of the series. Molina Healthcare of California currently holds 27% of the outstanding shares in the Cadre Reserve Fund - Money Market Series. Molina Healthcare of California is organized under the laws of California. This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of the series. Through the exercise of voting rights with respect to shares of the series, the controlling persons set forth above may be able to determine the outcome of shareholder voting on matters as to which approval of shareholders is required.

      As of January 12, 2005, the following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of Cadre Liquid Asset Fund - Money Market Series:

         Molina Healthcare of California             25%
         One Golden Shore Drive
         Long Beach, CA 90802

         Molina Healthcare of Michigan, Inc.18%
         One Golden Shore Drive
         Long Beach, CA 90802

         Sharp Community Medical Group               16%
         of the Monterey Peninsula
         P.O. Box HH Monterey, CA 93942-108599

         Pioneer Medical Group, Inc.                  6%
         16510 Bloomfield
         Cerrito, CA 90703

      As of January 12, 2005, the following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of Cadre Liquid Asset Fund - U.S. Government Series:

         Alpena County                               35%
         720 West Chisholm Street
         Alpena, MI 49707

         Metropolitan Transportation                 12%
         Commission
         101 Eighth Street, 3rd floor
         Oakland, CA  94607

         Hartland Township                           10%
         3191 Hartland Road
         Hartland, MI 48353

         Newaygo County                               9%
         PO Box 885
         1087 Newill St.
         White Cloud, MI 49707

         Town of Suffield                             7%
         83 Mountain Road
         Suffield, CT 06078

      As of January 12, 2005, the following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of Cadre Affinity Fund - Money Market Series:

         Michigan Institute for Educational          37%
         Management
         1001 Centennial Way, Suite 300
         Lansing, MI 48917

         Minnesota Association of School             19%
         Administrators
         1884 Como Avenue
         St. Paul, MN 55108

         Michigan School Business Officials           9%
         1001 Centennial Way, Suite 300
         Lansing, MI 48917



      As of January 12, 2005, the following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of Cadre Affinity Fund - U.S. Government Series:


         Madison County                               62%
         School System
         329 Kingston Big Hill Road
         Berea, KY 40403

         Trigg County Board of Education              15%
         202 Main Street
         Cadiz, KY 42211

         Rowan County School System                    6%
         121 East Second Street
         Morehead, KY 40351

         Livingston County Board                       6%
         of Education
         PO Box 219
         127 East Adair
         Smithland, Kentucky 42081

     As of January 12, 2005, the following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of Cadre Reserve Fund - Money Market Series:


         Molina Healthcare of California              27%
         One Golden Shore Drive
         Long Beach, CA  90802

         Molina Healthcare of                         21%
         Michigan, Inc.
         One Golden Shore Drive
         Long Beach, CA  90802

         Sharp Community Medical Group                 9%
         of the Monterey Peninsula
         P.O. Box HH Monterey, CA 93942-108599

         Molina Healthcare of Utah, Inc.               8%
         One Golden Shore Drive
         Long Beach, CA  90802

         Alan Schoengold, MD                           8%
         A Professional Corporation
         1901 Solar Drive
         Suite 265
         Oxnard, CA 93036

         Teamsters Benefit Trust                       5%
         39420 Liberty Street
         Suite 260
         Fremont, California 94538


     As of January 12, 2005, the following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of Cadre Reserve Fund - U.S. Government Series:


         Molina Healthcare                            53%
         of Washington, Inc.
         P.O. Box 3387 Bellevue, WA 98009-3387

         Metropolitan Transportation                  22%
         Commission
         101 Eighth Street, 3rd Floor
         Oakland, CA 94607

         Bay Area Toll Authority
         101 Eighth Street, 3rd Floor
         Oakland, CA 94607

      Trustee and Officer Liability. Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees and agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims and expenses arising from any threatened, pending or completed action, suit or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees or agents of the Trust, subject to the limitations of the 1940 Act which prohibit indemnification which would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

      Shareholder Liability. Under Delaware law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust but only to the extent of the shareholder's investment. However, the Declaration of Trust disclaims liability of shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

      Independent Registered Public Accounting Firm. KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, is the Independent Registered Public Accounting Firm of the Trust. The Independent Registered Accounting Firm is responsible for auditing the financial statements of the Funds and the Portfolios. The selection of the Independent Registered Accounting Firm is approved annually by the Board of Trustees.

      Custodian. U.S. Bank National Association, U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as custodian of the Trust's assets and maintains custody of the cash and investments of the Funds and the Portfolios. Cash held by the custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of available insurance coverage limits (presently, $100,000).

      Shareholder Reports. Shareholders of the Trust are kept fully informed through annual and semi-annual reports showing diversification of investments, securities owned and other information regarding the activities of the Funds. The financial statements of the Funds and the Portfolios are audited each year by the Trust's Independent Registered Public Accounting Firm.

      Legal Counsel. Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York, 10022 serves as counsel to the Trust.


      Registration Statement. This Statement of Additional Information and the Prospectuses do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


      Financial Statements. The financial statements from the Funds' September 30, 2004 Annual Report are incorporated herein by reference. Copies of the Trusts' Annual and Semi-Annual Reports may be obtained without charge by writing to PFM Asset Management LLC, 905 Marconi Avenue, Ronkonkoma, NY 11779 or by calling 1-800-221-4524.